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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): August 26, 1999 (August 18, 1999)






                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


         Delaware                                              04-3164298
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                        75252-5613
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200






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Item 5.  Other Events.

     On August 18, 1999, American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced the appointment of Raj Tanna as Vice President of E*Commerce.

This press release is incorporated herein as Exhibit 99.031

Exhibit

99.31 Press release by the Company dated August 18, 1999.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                American Pad & Paper Company



August 26, 1999                          /s/ David N. Pilotte
Date                                     David N. Pilotte
                                         Vice President and Corporate Controller
                                         Principal Accounting Officer




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                                                                  Exhibit 99.031
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For Immediate Release                                     CONTACT: Mark Lipscomb
                                                                  (972) 733-5415


                  American Pad & Paper appoints Vice President
                                  of E*Commerce


     DALLAS, Texas, August 18, 1999 -- American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced today that it has named Raj Tanna as Vice President of E*Commerce.

     Mr. Tanna, 42, joins AP&P in this newly created position which will be the focal point to review, recommend and implement E*Commerce opportunities for the Company. Prior to joining American Pad & Paper he held key marketing and management positions with a number of high-tech firms including: Advanced Micro Devices, Ross Microcomputer Corporation and Cyrix Corporation.

     "Raj Tanna has a proven high-tech background and has consistently shown his ability to spearhead successful launches of new programs and product lines," said Jay Swent III, Chief Executive Officer of AP&P. "Raj will work closely with marketing, sales, operations and corporate functions to ensure that American Pad & Paper utilizes E*Commerce effectively to provide a significant competitive edge in the marketplace. I believe Raj will expand our E*Commerce presence in all areas of the Company, and I look forward to E*Commerce being a significant sales channel as we move forward."

     American Pad & Paper Company is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card. Company revenues in 1998 were $662 million and additional information is available on the Company's Website at http://www.americanpad.com.

     This release contains forward-looking statements relating to future results. Actual results may differ significantly as a result of factors over which the Company has no control, including, but not limited to the following: changing economic conditions, slower than anticipated sales growth, price and product competition and changes in raw material costs. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.


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